Exhibit 99.1

Page 1 of 7

GSV Capital Corp. Reports Third Quarter 2017 Financial Results

Net Asset Value of $9.69 per Share as of September 30, 2017

Board of Directors Approves Extension of, and Additional $5.0 Million for, Share Repurchase Program

WOODSIDE, Calif., November 8, 2017 (GLOBE NEWSWIRE) -- GSV Capital Corp. (“GSV Capital” or the “Company”) (Nasdaq:GSVC) today announced financial results for the quarter ended September 30, 2017. Net assets totaled approximately $209.4 million, or $9.69 per share, at September 30, 2017, as compared to $9.11 per share at June 30, 2017 and $8.83 per share at March 31, 2017.

"GSV Capital remains focused on taking proactive steps to enhance shareholder value as we continue to concentrate the portfolio around blue chip venture backed companies with a line of sight to an IPO or liquidity event,” said Michael Moe, Executive Chairman of GSV Capital.

“We are pleased that GSV Capital’s common stock has appreciated approximately 52% since we reported second quarter earnings and announced a $5.0 million discretionary, open-market share repurchase program. But as of November 7th, it still traded at a roughly 39% discount to the $9.69 of net asset value per share we are reporting in the third quarter,” Moe continued. “Accordingly, we are pleased to report that our Board of Directors has authorized an expansion of the repurchase program to $10.0 million in aggregate amount of common stock and an extension through November 6, 2018, whichever comes first. As of November 7th, we have repurchased approximately $4.5 million of common stock under the program.”

Investment Portfolio as of September 30, 2017

At September 30, 2017, GSV Capital held positions in 37 portfolio companies with an aggregate fair value of approximately $289.8 million. Excluding U.S. Treasuries, the Company’s top five portfolio company investments accounted for 47.8% of the total portfolio at fair value. Reflective of the Company’s continued strategy to consolidate the portfolio around top positions, at this time last year, the top ten portfolio company investments comprised approximately 55% of the Company’s portfolio at fair value (excluding U.S. Treasuries).

Top Five Investments at September 30, 2017

$ in millions (rounded)	Fair Value	% of Total Portfolio
Palantir Technologies, Inc.	$36.5	12.6%
JAMF Holdings, Inc.	35.2	12.1
Spotify Technology S.A.	32.3	11.1
Coursera, Inc.	18.4	6.3
Dropbox, Inc.	16.5	5.7
Total (rounded)	$138.9	47.8%

Of the five key investment themes GSV Capital has identified in its portfolio as of September 30, 2017, Cloud Computing and Big Data is its largest commitment, accounting for 36.0% of the total portfolio (excluding U.S. Treasuries) at fair value. Education Technology represents 34.5% of the total portfolio (excluding U.S. Treasuries) at fair value, and Social Mobile, Marketplaces, and Sustainability represent 18.2%, 10.8% and 0.5% of the total portfolio (excluding U.S. Treasuries) at fair value, respectively.

Third Quarter 2017 Portfolio Investment Activity

During the nine months ended September 30, 2017, GSV Capital did not purchase any investments.

During the nine months ended September 30, 2017, GSV Capital sold shares in the following portfolio companies:

		Average	Net	Realized
	Shares	Net Share	Proceeds	Gains(2)
Portfolio Company	Sold	Price (1)	(in millions)	(in millions)

Chegg, Inc.	400,600	$14.33	$5.7	$1.0
Snap, Inc	260,416	$15.49	$4.0	<$0.1

__________

(1)	The average net share price is the net share price realized after deducting all commissions and fees on the sale(s), if applicable.
(2)	Realized gains (net) exclude any realized losses from portfolio investments that we wrote-off during the period, as discussed further in our quarterly report on Form 10-Q for the quarter ended September 30, 2017.

Subsequent to quarter-end, through November 8, 2017, GSV Capital sold shares in the following portfolio companies:

		Average	Net	Realized
	Shares	Net Share	Proceeds	Gains
Portfolio Company	Sold	Price (1)	(in millions)	(in millions)

Chegg, Inc.	182,192	$15.69	$2.9	$0.7
Spotify Technology S.A.	3,657	$3,800.00	$13.9	$8.7

__________

(1)	The average net share price is the net share price realized after deducting all commissions and fees on the sale(s), if applicable.

Third Quarter 2017 Financial Results

	Quarter Ended September 30, 2017		Quarter Ended September 30, 2016
	$ in millions	per share	$ in millions	per share

Net investment loss	$(6.6)	$(0.30)	$(4.2)	$(0.19)

Net realized gain	1.0	0.05	2.7	0.12

Net change in unrealized appreciation/(depreciation) of investments(1)	15.7	0.71	(0.7)	(0.03)

Net increase/(decrease) in net assets resulting from operations - basic	$10.1	$0.46	$(2.3)	$(0.10)

Dividends distributed	-	-	(0.9)	(0.04)

Repurchase of common stock(2)	(2.8)	0.12	-	-

Increase/(decrease) in net asset value	$7.3	$0.58	$(3.2)	$(0.14)

 __________

(1)	Inclusive of related tax benefit
(2)	During the quarter ended September 30, 2017, the Company repurchased 574,109 shares of GSV Capital common stock for approximately $2.8 million in cash. The use of cash in connection with the repurchase decreased net asset value as of period end; however, the reduction in shares outstanding as of period end resulted in a beneficial net increase in the net asset value per share.

Weighted-average common basic shares outstanding were approximately 22.0 million and 22.2 million for the quarters ended September 30, 2017 and 2016, respectively.

GSV Capital’s liquid assets were $16.8 million as of September 30, 2017, consisting of $5.2 million of cash and $11.6 million of public securities not subject to lock-up agreements.

At quarter-end, GSV Capital had $8.0 million of borrowings outstanding and $4.0 million of borrowing capacity available under its $12.0 million credit facility. As of November 8, 2017, GSV Capital has no borrowings outstanding and $12.0 million of borrowing capacity available to it under its credit facility.

Share Repurchase Program

On November 7, 2017, the Company’s Board of Directors authorized an extension of, and an increase in the amount of shares of the Company’s common stock that may be purchased under, the discretionary repurchase program until the earlier of (i) November 6, 2018 or (ii) the repurchase of $10.0 million in aggregate amount of the Company's common stock. Under the repurchase program, the Company may, but is not obligated to, repurchase its outstanding common stock from time to time in the open market provided that the Company complies with the prohibitions under its insider trading policies and procedures and the applicable provisions of the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended. The timing and number of shares to be repurchased will depend on a number of factors, including market conditions and alternative investment opportunities.

During the nine months ended September 30, 2017, the Company repurchased 574,109 shares of GSV Capital common stock for approximately $2.8 million. From October 1, 2017 through November 7, 2017, the Company repurchased an additional 302,355 shares of GSV Capital common stock for approximately $1.7 million.

As of November 8, 2017, the dollar value of shares that may yet be purchased by the Company under the discretionary repurchase program is approximately $5.5 million.

Recent Developments

On October 17, 2017, Mark Flynn resigned from his positions as President of the Company and as a member of the Company’s Board of Directors, effective October 17, 2017. In connection with Mr. Flynn’s resignation, the Board reduced the number of directors that constitute the full Board to six (6) directors from seven (7) directors. Mr. Flynn continues to provide services to GSV Asset Management pursuant to a consulting agreement with GSV Asset Management. In addition, on October 17, 2017, the Board appointed William Tanona to serve as President of the Company, effective October 17, 2017, in order to fill the vacancy created by Mr. Flynn’s resignation as President of the Company. Mr. Tanona currently serves, and will continue to serve, as Chief Financial Officer, Treasurer and Corporate Secretary of the Company.

Conference Call and Webcast

Management will hold a conference call and webcast for investors today at 2:00 p.m. PT (5:00 p.m. ET). The conference call access number for U.S. participants is 888-855-5428, and the conference call access number for participants outside the U.S. is 719-457-0349. The conference ID number for both access numbers is 1095310. Additionally, interested parties can listen to a live webcast of the call from the "Investor Relations" section of GSV Capital's website at http://investors.gsvcap.com/. An archived replay of the webcast will also be available for 12 months following the live presentation.

A replay of the conference call may be accessed until 5:00 p.m. PT (8:00 p.m. ET) on November 15, 2017 by dialing 866-375-1919 (U.S.) or 719-457-0820 (International) and using conference ID number 1095310.

About GSV Capital Corp.

GSV Capital Corp. (GSVC) is a publicly traded investment fund that seeks to invest in high-growth, venture-backed private companies. Led by industry veteran Michael Moe and CEO Mark Klein, the fund seeks to create a portfolio of high-growth emerging private companies via a repeatable and disciplined investment approach, as well as to provide investors with access to such companies through its publicly traded common stock. GSV Capital is headquartered in Woodside, CA. www.gsvcap.com

Follow GSV Capital on Twitter: @gsvcap

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of our future performance, condition or results of operations and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the SEC. GSV Capital Corp. undertakes no duty to update any forward-looking statements made herein, unless required to do so by law.

Contact

GSV Capital Corp.

(650) 235-4769

IR@gsvam.com

GSV CAPITAL CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

	September 30, 2017	December 31, 2016

ASSETS
Investments at fair value:
Non-controlled/non-affiliate investments (cost of $172,562,763 and $204,101,445, respectively)	$234,922,519	$200,532,890
Non-controlled/affiliate investments (cost of $49,198,848 and $51,773,388, respectively) (1)	29,787,226	42,444,690
Controlled investments (cost of $23,101,258 and $22,893,441, respectively) (1)	25,066,337	19,037,566
Investments in treasury bill (cost of $99,991,125 and $29,998,750, respectively)	99,994,000	29,998,490
Total Investments (cost of $344,853,994 and $308,767,024, respectively)	389,770,082	292,013,636

Cash	5,154,436	8,332,634
Interest and dividends receivable	218,437	92,946
Prepaid expenses and other assets	297,785	213,942
Deferred financing costs	425,316	311,268
Total Assets	395,866,056	300,964,426

LIABILITIES
Due to:
GSV Asset Management (1)	323,897	422,025
Accounts payable and accrued expenses	257,386	335,611
Accrued incentive fees (1)	9,608,629	2,126,444
Accrued management fees (1)	-	524,054
Accrued interest payable	156,104	1,056,563
Payable for shares repurchased	153,560	-
Payable for securities purchased	89,491,125	26,498,750
Deferred tax liability	10,332,666	10,359,371
Credit facility payable	8,000,000	-
Convertible Senior Notes Payable 5.25% due September 15, 2018 (2)	68,162,724	67,512,798
Total Liabilities	186,486,091	108,835,616

Net Assets	$209,379,965	$192,128,810

NET ASSETS
Common stock, par value $0.01 per share
(100,000,000 authorized; 21,606,894 and 22,181,003 issued and outstanding, respectively)	$216,069	$221,810
Paid-in capital in excess of par	218,442,567	221,237,636
Accumulated net investment loss	(18,761,130)	(1,443,996)
Accumulated net realized losses on investments	(25,100,964)	(773,882)
Accumulated net unrealized appreciation/(depreciation) of investments	34,583,423	(27,112,758)
Net Assets	$209,379,965	$192,128,810

Net Asset Value Per Share	$9.69	$8.66

(1)	This balance is a related-party transaction.
(2)	The Convertible Senior Notes have a face value of $69,000,000.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
INVESTMENT INCOME
Non-controlled/non-affiliate investments:
Interest income / (reversal of interest accrual)	$(21,447)	$2,503	$(4,640)	$11,906
Other income	-	-	73,096	-
Non-controlled/affiliate investments:
Interest income / (reversal of interest accrual) (1)	(48,398)	61,145	143,974	79,858
Controlled investments:
Interest income (1)	69,757	23,000	196,534	43,417
Dividend income (1)	175,000	-	475,000	-
Total Investment Income	174,912	86,648	883,964	135,181

OPERATING EXPENSES
Management fees (1)	1,397,332	1,625,963	4,210,932	5,324,186
Incentive fees/(reversal of incentive fee accrual) (1)	3,334,052	220,719	7,482,185	(7,805,089)
Costs incurred under administration agreement (1)	472,413	627,444	1,453,007	1,926,085
Directors’ fees	86,250	86,250	242,230	258,750
Professional fees	353,933	416,353	1,318,931	1,441,856
Interest expense	1,207,548	1,189,736	3,489,381	3,557,225
Tax expense	4,889	-	51,379	-
Other expenses	119,122	141,838	479,419	558,856
Total Operating Expenses	6,975,539	4,308,303	18,727,464	5,261,869
Management fee waiver	(174,666)	-	(526,366)	-
Total operating expenses, net of waiver of management fees	6,800,873	4,308,303	18,201,098	5,261,869
Net Investment Loss	(6,625,961)	(4,221,655)	(17,317,134)	(5,126,688)

Realized Gains/(Losses):
Non-controlled/non-affiliate investments	1,033,577	2,658,715	(21,748,173)	(2,311,994)
Non-controlled/affiliate investments	-	-	(2,578,909)	-
Net Realized Gains/(Losses)	1,033,577	2,658,715	(24,327,082)	(2,311,994)

Change in Unrealized Appreciation/(Depreciation):
Non-controlled/non-affiliate investments	20,367,064	938,936	65,931,446	(27,841,477)
Non-controlled/affiliate investments	(9,822,081)	(584,077)	(10,082,924)	(6,951,895)
Controlled investments	5,091,700	(1,616,568)	5,820,954	(1,823,224)
Total Change in Unrealized Appreciation/(Depreciation)	15,636,683	(1,261,709)	61,669,476	(36,616,596)

Benefit from taxes on unrealized depreciation of investments	26,705	551,310	26,705	551,310

Net Increase/(Decrease) in Net Assets Resulting from Operations	$10,071,004	$(2,273,339)	$20,051,965	$(43,503,968)

Net Increase/(Decrease) in Net Assets Resulting from Operations per Common Share
Basic	$0.46	$(0.10)	$0.91	$(1.96)
Diluted (2)	$0.40	$(0.10)	$0.84	$(1.96)

Weighted-Average Common Shares Outstanding
Basic	22,000,571	22,181,003	22,120,198	22,181,003
Diluted (2)	27,752,386	22,181,003	27,872,013	22,181,003

(1)	This balance is a related-party transaction.
(2)	For the three and nine months ended September 30, 2016, 5,710,212 potentially dilutive common shares were excluded from the weighted-average common shares outstanding for diluted net increase in net assets resulting from operations per common share because the effect of these shares would have been anti-dilutive.

GSV CAPITAL CORP. AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS (Unaudited)

	Three Months Ended		Three Months Ended
	September 30, 2017		September 30, 2016
Per Basic Share Data:
Net asset value at beginning of period	$9.11	(1)	$10.22	(1)
Net investment loss	(0.30	)(1)	(0.19	)(1)
Realized gain	0.05	(1)	0.12	(1)
Change in unrealized appreciation/(depreciation)	0.71	(1)	(0.06	)(1)
Benefit from taxes on unrealized depreciation of investments	-	(1)	0.02	(1)
Dividends distributed	-		(0.04)
Repurchase of common stock	0.12	(1)	-
Net asset value at end of period	$9.69	(1)	$10.08	(1)

Per share market value at end of period	$5.41		$4.72
Total return based on market value	24.65	%(2)	(5.23	)%(2)
Total return based on net asset value	6.37	%(2)	(0.59	)%(2)
Shares outstanding at end of period	21,606,894		22,181,003

Ratios / Supplemental Data:
Net assets at end of period	$209,379,965		$223,619,737
Average net assets	$201,557,182		$226,900,410

Ratio of gross operating expenses to average net assets (3)	13.73%		7.53%
Ratio of net income tax provisions to average net assets(3)	(0.05)%		(0.96)%
Ratio of operating expenses to average net assets (3)	13.68%		6.57%
Ratio of management fee waiver to average net assets(3)	(0.34)%		-%
Ratio of net operating expenses to average net assets (3)	13.34%		6.57%

Ratio of net investment loss to average net assets (3)	(13.04)%		(7.38)%
Portfolio Turnover Ratio	0.00%		0.82%

	Nine Months Ended		Nine Months Ended
	September 30, 2017		September 30, 2016
Per Basic Share Data:
Net asset value at beginning of period	$8.66	(1)	$12.08	(1)
Net investment loss	(0.78	)(1)	(0.23	)(1)
Realized loss	(1.10	)(1)	(0.10	)(1)
Change in unrealized appreciation/(depreciation)	2.79	(1)	(1.65	)(1)
Benefit from taxes on unrealized depreciation of investments	-	(1)	0.02	(1)
Dividends distributed	-		(0.04)
Repurchase of common stock	0.12	(1)	-
Net asset value at end of period	$9.69	(1)	$10.08	(1)

Per share market value at end of period	$5.41		$4.72
Total return based on market value	7.55	%(2)	(28.03	)%(2)
Total return based on net asset value	11.89	%(2)	(15.90	)%(2)
Shares outstanding at end of period	21,606,894		22,181,003

Ratios / Supplemental Data:
Net assets at end of period	$209,379,965		$223,619,737
Average net assets	$196,478,030		$250,723,620

Ratio of gross operating expenses to average net assets (3)	12.74%		2.80%
Ratio of net income tax provisions to average net assets(3)	(0.02)%		(0.29)%
Ratio of operating expenses to average net assets (3)	12.72%		2.51%
Ratio of management fee waiver to average net assets(3)	(0.36)%		-%
Ratio of net operating expenses to average net assets (3)	12.36%		2.51%

Ratio of net investment loss to average net assets (3)	(11.78)%		(2.72)%
Portfolio Turnover Ratio	0.00%		4.05%

(1)	The per-share figures noted are based on a weighted average of 22,000,571, and 22,181,003 basic common shares outstanding for the three months ended September 30, 2017, and 2016, respectively. The per-share figures noted are based on a weighted average of 22,120,198 and 22,181,003 basic common shares outstanding for the nine months ended September 30, 2017 and 2016, respectively.
(2)	Total return based on market value is based on the change in market price per share between the opening and ending market values per share in the period. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share.

(3)	Financial Highlights for periods of less than one year are annualized and the ratios of operating expenses to average net assets and net investment loss to average net assets are adjusted accordingly. Non-recurring expenses are not annualized. For each of the three and nine months ended September 30, 2017 and 2016, the Company did not incur any non-recurring expenses. Because the ratios are calculated for the Company’s common stock taken as a whole, an individual investor’s ratios may vary from these ratios.